UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) November 7, 2005
STERLING FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	0-16276	23-2449551

(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

101 North Pointe Boulevard	17601-4133
Lancaster, PA

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (717) 581-6030
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Sterling Financial Corporation corporate profile
Sterling Financial Corporation power point presentation

Item 7.01. Regulation FD Disclosure.
On November 7, 2005, Sterling Financial Corporation’s President and Chief Executive Officer and Chief Financial Officer presented at the Mid-Atlantic SuperCommunity Bank Conference in Philadelphia, PA. The profile of Sterling Financial Corporation is attached as Exhibit 99.1 to this Current Report on Form 8-K. Background, financial and strategic information about Sterling Financial Corporation is included in the power point presentation and is attached as Exhibit 99.2 to this Current Report on Form 8-K.
The information contained in the power point presentation attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits:
99.1	Sterling Financial Corporation corporate profile for Mid-Atlantic SuperCommunity Bank Conference on November 7, 2005

99.2	Sterling Financial Corporation power point presentation for Mid-Atlantic SuperCommunity Bank Conference on November 7, 2005

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING FINANCIAL CORPORATION
Date: November 7, 2005	By:	/s/ J. Roger Moyer, Jr.
J. Roger Moyer, Jr.
President and CEO

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EXHIBIT INDEX

Exhibit		Page Number in Manually
		Signed Original
99.1	Sterling Financial Corporation corporate profile	5

99.2	Sterling Financial Corporation power point presentation for Mid-Atlantic SuperCommunity Bank Conference on November 7, 2005	6

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